SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 21, 2005

                           AMERICANA PUBLISHING, INC.
               (Exact Name of Registrant as Specified in Charter)


            COLORADO                 000-25783                  84-1453703
  (State or other jurisdiction      (Commission                (IRS Employer
        of incorporation)           File Number)            Identification No.)


 303 SAN MATEO NE, SUITE 104A, ALBUQUERQUE, NEW MEXICO             87108
          (Address of principal executive offices)              (Zip code)

  Registrant's telephone number, including area code:          (505) 265-6121

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     Effective October 21, 2005, the Board of Directors (the "BOARD") of Americana Publishing, Inc. (the "COMPANY") have elected, by unanimous written consent in lieu of a special meeting, Donna Silverman, Peter Nasca and Mike Abri to serve as members of the Board of the Company until the next annual meeting of shareholders or until their successors are duly elected, qualified and seated.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2005                     AMERICANA PUBLISHING INC.


                                           By: /s/ George Lovato
                                               -----------------
                                           Name:   George Lovato
                                           Title:  Chief Executive Officer

                                       3